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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 6, 2005

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                                   ALTEON INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      001-16043               13-3304550
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)       (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)

                                 6 CAMPUS DRIVE
                          PARSIPPANY, NEW JERSEY 07054
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 934-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                                Page 1 of 4 pages
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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On January 7, 2005, Alteon Inc. issued a press release announcing that it had entered into stock purchase agreements with purchasers on January 6, 2005 with respect to the sale of 9,523,813 shares of its common stock, for an aggregate offering price of $10,000,004, pursuant to its outstanding shelf registration statement on Form S-3 (Registration No. 333-106048) that was declared effective by the Securities and Exchange Commission on June 12, 2003 and amended by a post-effective amendment that was declared effective by the Securities and Exchange Commission on April 7, 2004. Rodman & Renshaw acted as placement agent in the offering. As compensation for its services as placement agent, Rodman & Renshaw will receive a cash fee of $382,500 and a warrant to purchase 312,381 shares of the Company's common stock at an exercise price of $1.37, which warrant shall be exercisable for five years. The information contained in the press release dated January 7, 2005 is incorporated herein by reference and filed as Exhibit 99.1 hereto.

      On January 10, 2005, Alteon filed the prospectus supplement relating to the issuance and sale of the 9,523,813 shares of its common stock with the Securities and Exchange Commission. In connection with that filing, it is filing the related form of stock purchase agreement that the Company entered into with the purchasers as Exhibit 1.1 to this current report on Form 8-K and the legal opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. as to the validity of the shares being sold as Exhibit 5.1 to this current report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      1.1   Form of Stock Purchase Agreement dated January 6, 2005.

      5.1 Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. regarding the validity of the shares being sold pursuant to the Stock Purchase Agreement and Prospectus Supplement.


      99.1  The Registrant's Press Release dated January 7, 2005.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ALTEON INC.

Dated: January 10, 2005

                                          /s/ ELIZABETH A. O'DELL
                                          ---------------------------
                                          By: Elizabeth A. O'Dell
                                          Title: Vice President, Finance


                                Page 3 of 4 pages
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                                  EXHIBIT INDEX

Exhibit
Number       Description
------       -----------
1.1          Form of Stock Purchase Agreement dated January 6, 2005.

5.1          Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
             regarding the validity of the shares being sold pursuant to the Stock Purchase Agreement and Prospectus Supplement.


99.1         The Registrant's Press Release dated January 7, 2005.


                                Page 4 of 4 pages